10. Significant Customer Concentrations (June 2018 Note)	3 Months Ended
Jun. 30, 2018
Risks and Uncertainties [Abstract]
Significant Customer Concentrations

Note 10.	Significant Customer Concentrations

For the three months ended June 30, 2018, one customer represented 25% of net revenue and one customer represented 14% of net revenue. For the three months ended June 30, 2017, one customer represented 18% of net revenue, one customer represented 16% of net revenue, one customer represented 12% of net revenue and one customer represented 11% of net revenue.

At June 30, 2018, one customer represented 21%, of the net accounts receivable balance. At March 31, 2018, one customer represented 36%, and one customer represented 18% of the net accounts receivable balance.